EXHIBIT 23.1
                                            DELOITTE & TOUCHE, LLP LETTERHEAD




INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of BOATRACS, Inc. on Pre Effective Amendment No. 3 to Form SB-2 of our report dated February 26, 1999, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


/s/ Deloitte & Touche
San Diego, California
April 5, 1999